FINANCIAL STATEMENT REVIEW REPORT

Period Ended December 31, 2023

BLACK UNICORN FACTORY

Certified Public Accountants Review Report

To: Management

BLACK UNICORN FACTORY

We have reviewed the accompanying financial statements of Black Unicorn Factory, which comprise the balance sheet as of December 31, 2023, and the related statements of income, statement of equity, and cash flows for the period then ended, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management's financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Accountant's Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

We are required to be independent of Black Unicorn Factory and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our review.

Accountant's Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Going Concern Uncertainty

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in the Notes to the financial statements, the Company's present financial situation raises substantial doubt about its ability to continue as a going concern.

Management's plans regarding this matter are also described in the Notes. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Union, KY March 7, 2025

BLACK UNICORN FACTORY

Balance Sheet (Audited)
As of December 31, 2023

TOTAL
ASSETS
Current Assets
Bank Accounts
BARTER BANK	54,703,610.00
BUF Varo Account	0.00
BUF Wells Fargo - 3463	0.00
Cash at Banks	243,121.00
Total Bank Accounts	$54,946,731.00
Accounts Receivable
Accounts Receivable (A/R)	292,414.00
Total Accounts Receivable	$292,414.00
Other Current Assets
Available for Sale - Investments	418,847,450.00
Intellectual property (Trade Mark)	4,459.00
Property Plant and Equipment – Net	7,947.00
Related Parties Receivables	1,545,390.00
Total Other Current Assets	$420,405,246.00
Total Current Assets	$475,644,391.00
TOTAL ASSETS	$475,644,391.00
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable (A/P)	127,245.00
Total Accounts Payable	$127,245.00
Other Current Liabilities
California Department of Tax and Fee Administration Payable	0.00
Other Liabilities - Unearned Revenues	26,551.00
Total Other Current Liabilities	$26,551.00
Total Current Liabilities	$153,796.00
Total Liabilities	$153,796.00
Equity
Additional Paid-In Capital	420,402,875.00
Opening Balance Equity	1,000,000.00
Owner's Investment	1,088.00
Owner's Pay & Personal Expenses	10,180.58
Personal Saving Account	67,702.43
Retained Earnings	1,455,402.00
Net Income	52,553,346.99
Total Equity	$475,490,595.00
TOTAL LIABILITIES AND EQUITY	$475,644,391.00

BLACK UNICORN FACTORY

Statement of Income (Audited)
As of December 31, 2023

TOTAL
Income
Services Revenue	52,642,760.00
Total Income	$52,642,760.00
GROSS PROFIT	$52,642,760.00
Expenses
Bank Charges & Fees	687.59
Car & Truck	2,869.94
Depreciation Expense	4,492.00
General and Administrative Expenses	7,180.00
Insurance	3,336.97
Legal & Professional Services	1,324.41
Meals & Entertainment	18,106.31
Office Supplies & Material	1,214.47
Office Supplies & Software	5,774.68
Personal Expenses	23,766.35
Salaries and Wages	3,545.40
Storage Charges	2,957.90
Taxes & Licenses	267.17
Travel	4,219.27
Utilities	9,670.55
Total Expenses	$89,413.01
NET OPERATING INCOME	$52,553,346.99
NET INCOME	$52,553,346.99

BLACK UNICORN FACTORY

Cash Flow Statement (Audited)
As of December 31, 2023

TOTAL
OPERATING ACTIVITIES
Net Income	52,646,034.94
Adjustments to reconcile Net Income to Net Cash provided by operations:
Accounts Receivable (A/R)	-101,550.00
California Department of Tax and Fee Administration Payable	0.00
Total Adjustments to reconcile Net Income to Net Cash provided by operations:	-101,550.00
Net cash provided by operating activities	$52,544,484.94
INVESTING ACTIVITIES
Available for Sale - Investments	0.00
Prepaid Expense	-3,155,922.00
Property Plant and Equipment – Net	4,492.00
Net cash provided by investing activities	$-3,151,430.00
FINANCING ACTIVITIES
Additional Paid-In Capital	3,187,800.00
Opening Balance Equity	0.00
Owner's Investment	373,135.76
Personal Saving Account	0.00
Net cash provided by financing activities	$3,560,935.76
NET CASH INCREASE FOR PERIOD	$52,953,990.70
Cash at beginning of period	243,121.00
CASH AT END OF PERIOD	$53,197,111.70

BLACK UNICORN FACTORY

Notes to Financial Statements (Audited)
As of December 31, 2023

1.Overview and Basis of Presentation

Description of Business and Basis of Presentation

At The Black Unicorn Factory (BUF), we’re a pre-IPO program dedicated to serving underserved communities overlooked by traditional venture capital. We focus on closing the funding gap for businesses owned by people of color and women—groups that receive funding from only 1% of VC sources. BUF offers an inclusive alternative for socio- economically disadvantaged entrepreneurs by bypassing discriminatory practices and providing the necessary support and resources. Our mission is to empower these underrepresented entrepreneurs to access capital for growth, drive diversity and economic empowerment, and ultimately build a more equitable, prosperous society.

These financial statements have been prepared in accordance with Generally Accepted Accounting Principles (GAAP) issued by the American Institute of Certified Public Accountants, which is a special purpose framework and not U.S. generally accepted accounting principles (U.S. GAAP). The accounting principles that compose the framework are appropriate for the preparation and presentation of small- and medium-sized entity financial statements, based on the needs of the financial statement users and cost and benefit considerations.

Use of Estimates

The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts. Areas involving significant estimates include the allowance for doubtful accounts, depreciation of property and equipment, and the valuation of deferred revenue. Actual results may differ from these estimates, and adjustments will be made as new information becomes available.

Risk and Uncertainties

The Company operates in an environment of inherent risks, including market volatility, credit risk, and uncertainties in economic conditions. While management has implemented risk management strategies and controls, actual outcomes may differ from expectations due to factors beyond management’s control. These uncertainties may impact asset valuations, revenue recognition, and future cash flows.

Going Concern

Management has evaluated the Company’s ability to continue as a going concern and has concluded that, based on current operations, financial resources, and economic conditions, the Company will be able to meet its obligations for the foreseeable future. The financial statements have been prepared on a going concern basis in accordance with California generally accepted accounting principles.

2.Summary of Significant Accounting Policies

Cash

Cash balances include funds in multiple bank accounts, notably the BARTER BANK and other related accounts. Cash is managed to ensure liquidity for operational needs and is reconciled on a monthly basis. The Company’s internal controls over cash management are designed to safeguard these resources.

Accounts Receivable

Accounts Receivable are recorded at their net realizable value. The Company periodically reviews the collectability of receivables and establishes an allowance for doubtful accounts when necessary. Credit risk is monitored through regular assessments and diversified customer exposures to minimize potential losses.

Internal Use Software

Expenditures incurred for the development of software for internal use are capitalized and amortized over their estimated useful lives. Subsequent maintenance and enhancement costs are evaluated to determine if they should be capitalized or expensed in the period incurred.

Property and Equipment

Property, plant, and equipment are recorded at cost, less accumulated depreciation and impairment losses. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Periodic assessments are made to determine if any asset impairment indicators exist.

Revenue Recognition

Revenue is recognized when control of goods or services is transferred to customers. The Company applies a systematic approach to allocate revenue based on the transfer of promised goods or services, ensuring that revenue is recorded in the period the performance obligations are satisfied.

Performance Obligations

The Company identifies performance obligations based on contractual arrangements with customers. Revenue is allocated to each performance obligation based on the relative stand-alone selling prices. Revenue is recognized either over time or at a point in time, depending on the nature of the obligation.

Deferred Revenue

Deferred revenue represents advance payments received from customers for services or goods that have not yet been delivered. This liability is recognized on the balance sheet until the related performance obligations are met, at which point revenue is recognized in the income statement.

Cost of Revenue

Cost of revenue includes direct costs incurred in providing goods and services, such as direct labor, materials, and allocated overhead. These costs are recorded on an accrual basis and matched against the related revenue in the period in which the goods or services are provided.

Income Taxes

Income taxes are accounted for using the asset and liability method. The Company recognizes deferred tax assets and liabilities for temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. Current tax expense is recorded based on taxable income for the period.

Advertising

Advertising expenses are recorded as incurred. These expenses include costs related to promotional materials, media placements, and other marketing initiatives. Advertising expenditures are monitored to ensure they remain within budget and are aligned with strategic objectives.

Concentrations of Credit Risk and Significant Customers

The Company’s credit risk is managed through diversified customer exposures. While a significant portion of receivables may be concentrated among a limited number of customers, strict credit policies and, where applicable, credit insurance, mitigate the risk of significant customer defaults. Detailed analyses of significant customers are performed regularly.

Subsequent Events

Management continuously monitors events occurring after the balance sheet date that could have a material impact on the financial statements. As of the date of issuance, no subsequent events have been identified that require adjustment or disclosure beyond what has been presented.

3.Shareholder Equity

Overview

Shareholder equity represents the residual interest in the Company's assets after deducting liabilities. It is composed of share capital, additional paid-in capital (APIC), retained earnings, and other equity adjustments. As of December 31, 2023, consolidated shareholder equity is $475,490,595. This note details the components of equity, the adjustments made during the period, and the related accounting policies in accordance with California accounting standards.

Components of Shareholder Equity

•Share Capital:

•Opening Balance:

The opening balance of shares as of January 1, 2023, has been restated to 52,690,274 shares. This adjustment reflects the inclusion of shares issued via Transfer Online (7,098,998 shares) and Follow Me For Equity App (12,100 shares), which were previously omitted from Colonial’s records.

All shares are classified as Restricted under SEC Rule 144 due to the Company’s status as a privately held entity. No shares are freely tradable absent registration or an exemption.

•Supporting Documents:

Reconciliation Report:

▪Colonial shares (2020–2021): 45,579,176 shares

▪Transfer Online issuances (2022–2024): 7,098,998 shares

▪Follow Me For Equity App (2024): 12,100 shares

▪Total Restated Shares: 52,690,274

•Additional Issuances (2023):

During 2023, an additional 25,093 shares were issued at a per share value of $154. Detailed, shareholder- level issuance information—including issue dates and share issue prices—is maintained in the Company’s share register.

•Additional Paid-In Capital (APIC):

APIC has been restated to reflect a fair value per share of $154, validated by an independent third-party valuation dated March 9, 2021. Total APIC as of December 31, 2023, is calculated as follows:

52,690,274 shares×$154/share=$8,114,302,196

Supporting Documents:

•Third-Party Valuation Report (dated March 9, 2021)

•Corporate Resolution authorizing the $154/share valuation

•Opening Balance Equity:

Opening balance equity is recorded at $1,000,000 and reflects the Company's initial capitalization.

•Owner’s Investment, Owner’s Pay & Personal Expenses, and Personal Saving Account:

These items, representing additional funds and adjustments provided by the owners, are recorded at $1,088.00, $10,180.58, and $67,702.43 respectively.

•Retained Earnings:

Retained earnings of $1,455,402 represent the cumulative profits that have been reinvested in the Company.

•Net Income:

Net income for the period, totaling $52,553,346.99, has been added to equity, reflecting the Company's profitability.

Changes in Shareholder Equity during the Period

Key adjustments during the period include:

•The issuance of 25,093 new shares at $154 per share, which increased both share capital and APIC.

•The restatement of the opening share balance to 52,690,274 shares, reconciling discrepancies between Colonial, Transfer Online, and Follow Me For Equity App data.

•The reclassification of all shares as Restricted under SEC Rule 144.

•Net income of $52,553,346.99 contributed to an increase in retained earnings.

•Adjustments for owner-related transactions (including additional investments, owner’s pay, and personal expenses) have been recorded accordingly.

Accounting Policies and Disclosures

•Measurement and Recognition:

All equity transactions are recorded at fair value upon issuance. Subsequent changes are recognized in accordance with generally accepted accounting principles (GAAP) as applied in California.

•Use of Estimates:

Preparing shareholder equity balances requires management to make estimates, particularly in valuing share- based payments and adjustments related to owner transactions.

•Internal Controls:

Robust internal controls ensure the accurate recording and reconciliation of equity transactions, including periodic reconciliation of the share register with the financial records.

•Disclosures:

Detailed information regarding the classification of share capital is maintained in the Company’s share register. All shares are classified as Restricted under SEC Rule 144, ensuring transparency about the rights, preferences, and restrictions applicable to each share.

4.Additional Adjustments and Restatements for PCAOB Compliance

1. Restatement of 2021–2022 Financials

To achieve consistency across reporting periods and fully align with the 2023 restatement, the opening balances for the 2021–2022 financial statements will be restated. This restatement will incorporate the revised share counts, equity classifications, and related adjustments (e.g., the corrected opening share balance of 52,690,274 shares, classified as Restricted under SEC Rule 144). Management is in the process of updating the 2021–2022 financials, and these restated statements will be provided upon completion of the reconciliation process.

2. Accounts Payable Adjustments for AT&T and Southern California Edison

During our review, it was determined that the previously recorded accounts payable balances for AT&T and Southern California Edison were erroneous. Based on invoice verifications and supporting documentation:

•All recorded balances for AT&T and Southern California Edison have been removed from the financial statements, as no actual liabilities exist.

•Relevant invoices and vendor confirmations have been attached to substantiate the absence of outstanding balances with these vendors.

These revisions ensure that the financial statements accurately reflect valid and substantiated liabilities and opening balances in compliance with PCAOB and California accounting standards.

Black Unicorn Factory

5777 West Century Blvd
Suite 1125-106

Los Angeles, CA 90045
310-362-6999

info@blackunicornfactory.com
EIN: 85-2000692

Name of Agency Auditing Firm: Accountingexecs LLC (3003)
Contact Person Name and Title: Mary Williams (CPA)
Telephone #: (774) 322-1209

Email Address: maryanjoy26@gmail.com
Headquarter: 311 Elm Street Ste 270
Cincinnati, OH

USA